EXECUTION COPY

INSTRUMENT OF RESIGNATION, APPOINTMENT AND ACCEPTANCE, dated as of November 15, 2007 (this “Instrument”), among TOUSA, INC. (f/k/a TECHNICAL OLYMPIC USA, INC.), a corporation duly organized and existing under the laws of Delaware, having its principal office at 4000 Hollywood Boulevard, Suite 500 N, Hollywood, Florida 33021 (the “Company”), WELLS FARGO BANK, NATIONAL ASSOCIATION, successor by merger to Wells Fargo Bank Minnesota, National Association, a national banking association organized and existing under the laws of the United States, having a corporate trust office at 213 Court Street, Suite 703, Middletown, Connecticut 06457, solely in its capacity as resigning Trustee (the “Resigning Trustee”), and WILMINGTON TRUST COMPANY, a banking corporation duly organized and existing under the laws of the State of Delaware, having its corporate trust office at 1100 North Market Street, Wilmington, DE 19890, solely in its capacity as successor Trustee (the “Successor Trustee”).

RECITALS

WHEREAS, there are currently outstanding under the Indenture dated as of June 25, 2002, as supplemented by Supplemental Indentures dated as of July 24, 2002, March 31, 2003, July 18, 2003, July 19, 2004, August 26, 2004, December 17, 2004, February 22, 2005, March 1, 2005, December 19, 2005, March 26, 2006, September 19, 2006, and August 14, 2007 among the Company, the Subsidiary Guarantors as defined therein and the Resigning Trustee (the “2002 Indenture”) $200,000,000 in aggregate principal amount of the Company’s 9% Senior Notes due 2010 (the “9% Notes Due 2010 (2002)”) issued pursuant to the 2002 Indenture.

WHEREAS, there are currently outstanding under the Indenture dated as of February 3, 2003, as supplemented by Supplemental Indentures dated as of March 31, 2003, July 18, 2003, July 19, 2004, August 26, 2004, December 17, 2004, February 22, 2005, March 1, 2005, December 19, 2005, March 26, 2006, September 19, 2006 and August 14, 2007 among the Company, the Subsidiary Guarantors as defined therein and the Resigning Trustee (the “2003 Indenture”) $100,000,000 in aggregate principal amount of the Company’s 9% Senior Notes due 2010 (the “9% Notes due 2010 (2003)”) issued pursuant to the 2003 Indenture.

WHEREAS, there are currently outstanding under the Indenture dated as of April 12, 2006, as supplemented by Supplemental Indentures dated as of September 19, 2006 and August 14, 2007 among the Company, the Subsidiary Guarantors as defined therein and the Resigning Trustee (the “2006 Indenture” and, together with the 2002 Indenture and the 2003 Indenture, the “Indentures”) $250,000,000 in aggregate principal amount of the Company’s 8 1/4% Senior Notes due 2011 (the “8 1/4% Notes” and, together with the 9% Notes Due 2010 (2002) and the 9% Notes due 2010 (2003), the “Notes”) issued pursuant to the 2006 Indenture.

WHEREAS, the Resigning Trustee wishes to resign as Trustee, the office or agency where the Notes may be presented for registration of transfer or exchange (the “Registrar”), and the office or agency where the Notes may be presented for payment (the “Paying Agent”). The Company wishes to appoint the Successor Trustee to succeed the Resigning Trustee as Trustee, Registrar and Paying Agent under each of the Indentures. The Successor Trustee wishes to accept appointment as Trustee, Registrar and Paying Agent under each of the Indentures.

NOW, THEREFORE, in consideration of the mutual covenants and promises herein, the receipt and sufficiency of which are hereby acknowledged, the Company, the Resigning Trustee and the Successor Trustee agree as follows:

ARTICLE ONE
THE RESIGNING TRUSTEE

Section 101. Pursuant to Section 7.08(b) of each of the Indentures, the Resigning Trustee hereby notifies the Company that it is hereby resigning as Trustee, Registrar and Paying Agent effective immediately upon full execution of this Instrument by all the parties hereto.

Section 102. The Resigning Trustee hereby represents and warrants to the Successor Trustee that:

(a) No covenant or condition contained in any of the Indentures has been waived by the Resigning Trustee.

(b) There is no action, suit or proceeding pending or, to the best of the knowledge of the responsible officers of the Resigning Trustee, threatened against the Resigning Trustee before any court or governmental authority arising out of any action or omission by the Resigning Trustee as Trustee, Registrar, or Paying Agent under any of the Indentures.

(c) This Instrument has been duly authorized, executed and delivered on behalf of the Resigning Trustee.

(d) $250,000,000 aggregate principal amount of the 8 1/4% Notes is outstanding.

(e) $200,000,000 aggregate principal amount of the 9% Notes Due 2010 (2002) is outstanding.

(f) $100,000,000 aggregate principal amount of the 9% Notes Due 2010 (2003) is outstanding.

(g) Interest on the 8 1/4% Notes has been paid through September 30, 2007.

(h) Interest on the 9% Notes Due 2010 (2002) has been paid through June 30, 2007.

(i) Interest on the 9% Notes Due 2010 (2003) has been paid through June 30, 2007.

Section 103. The Resigning Trustee hereby assigns, transfers, delivers and confirms to the Successor Trustee all right, title and interest of the Resigning Trustee in and to the Trusts under the Indentures, all the rights, powers, trusts and duties of the Resigning Trustee under each of the Indentures and all property and money, if any, held by such Resigning Trustee under the Indentures, with like effect as if the Successor Trustee was originally named as Trustee under the Indentures. The Resigning Trustee shall execute and deliver such further instruments and shall do such other things as the Successor Trustee may reasonably require so as to more fully and certainly vest and confirm in the Successor Trustee all the rights, powers, trusts and duties hereby assigned, transferred, delivered and confirmed to the Successor Trustee.

Section 104 As of or promptly after the effective date hereof, the Resigning Trustee shall deliver to the Successor Trustee the items listed on Exhibit A annexed hereto, to the extent these items are in the possession, custody or control of the Resigning Trustee.

Section 105. The Resigning Trustee agrees to pay or indemnify the Successor Trustee and save the Successor Trustee harmless from and against any and all costs, claims, liabilities, losses or damages whatsoever (including the reasonable fees, expenses and disbursements of the Successor Trustee’s counsel and other advisors), that the Successor Trustee suffers or incurs without negligence or willful misconduct on its part arising out of actions or omissions of the Resigning Trustee. The Successor Trustee will furnish to the Resigning Trustee, promptly after receipt, all papers with respect to any action the outcome of which would make operative the indemnity provided for in this Section. The Successor Trustee shall notify the Resigning Trustee promptly in writing (and, in any event, within no later than 10 business days) of any claim for which it may seek indemnity. The Resigning Trustee shall have the option to defend the claim and the Successor Trustee shall cooperate fully in the defense. If the Resigning Trustee shall assume the defense, then the Resigning Trustee shall not pay for separate counsel of the Successor Trustee. The Resigning Trustee shall not be obligated to pay for any settlement made without its consent.

ARTICLE TWO
THE COMPANY

Section 201. The Company hereby certifies that the Company is, and the officer of the Company who has executed this Instrument is, duly authorized to: (a) accept the Resigning Trustee’s resignation as Trustee, Registrar and Paying Agent under each of the Indentures as provided in Section 101 above; (b) appoint the Successor Trustee as Trustee, Registrar and Paying Agent under each of the Indentures; and (c) execute and deliver such agreements and other instruments reasonably acceptable to the Company as may be necessary or desirable to effectuate the succession of the Successor Trustee as Trustee, Registrar and Paying Agent under each of the Indentures.

Section 202.

(a) The Company hereby waives receipt of 30 days’ prior written notice set forth in Section 7.08(b) of each of the Indentures.

(b) Pursuant to Section 7.08(c) of each of the Indentures, the Company hereby appoints the Successor Trustee as Trustee, Registrar and Paying Agent under the Indentures and confirms to the Successor Trustee all the rights, powers, trusts and duties of the Trustee, Registrar and Paying Agent under the Indentures and with respect to all property and money held or to be held under the Indentures, with like effect as if the Successor Trustee was originally named as Trustee, Registrar and Paying Agent under the Indentures. The Company shall execute and deliver such further instruments reasonably acceptable to the Company and shall do such other things as the Successor Trustee may reasonably require so as to more fully and certainly vest and confirm in the Successor Trustee all the rights, powers, trusts and duties hereby assigned, transferred, delivered and confirmed to the Successor Trustee.

Section 203. The Company hereby represents and warrants to the Successor Trustee and the Resigning Trustee that:

(a) No Event of Default and no other event which, after notice or lapse of time or both, would become an Event of Default, has occurred and is continuing under any of the Indentures.

(b) No covenant or condition contained in any of the Indentures has been waived by the Company or by the holders of the percentage in aggregate principal amount of the Notes required by the Indentures to effect any such waiver.

(c) Other than the Supplemental Indentures referenced in the Recitals section of this Agreement, the Indentures have not been amended.

(d) The Indentures are in full force and effect.

(e) The Notes are validly issued securities of the Company.

(f) The Notes rank pari passu with each other in all respects.

(g) The Company is a corporation duly organized and existing under the laws of Delaware.

(h) There is no action, suit or proceeding pending or, to the best of the Company’s knowledge, threatened against the Company before any court or any governmental authority arising out of any action or omission by the Company under any of the Indentures.

(i) This Instrument has been duly authorized, executed and delivered on behalf of the Company and constitutes its legal, valid and binding obligation.

(j) All conditions precedent applicable to the Company relating to the appointment of the Successor Trustee as Trustee, Registrar and Paying Agent under each of the Indentures have been complied with by the Company.

ARTICLE THREE
THE SUCCESSOR TRUSTEE

Section 301. The Successor Trustee hereby represents and warrants to the Resigning Trustee and the Company that:

(a) The Successor Trustee is qualified and eligible under the provisions of Section 7.10 of each of the Indentures to act as Trustee under the Indentures.

(b) This Instrument has been duly authorized, executed and delivered on behalf of the Successor Trustee.

Section 302. Pursuant to Section 7.08(f) of each of the Indentures, the Successor Trustee hereby accepts its appointment as Trustee, Registrar and Paying Agent under the Indentures and shall hereby be vested with all the rights, powers, trusts and duties of the Trustee, Registrar and Paying Agent under the Indentures and with respect to all property and money held or to be held under the Indentures, with like effect as if the Successor Trustee was originally named as Trustee, Registrar and Paying Agent under the Indentures.

Section 303. Promptly after the execution and delivery of this Instrument, the Successor Trustee, on behalf of the Company, shall cause a notice, substantially in the form of the notices annexed hereto marked Exhibit B, to be sent to the Holders of the Notes under each of the Indentures.

ARTICLE FOUR
MISCELLANEOUS

Section 401. Except as otherwise expressly provided or unless the context otherwise requires, all capitalized terms used herein that are defined in the Indentures shall have the meanings assigned to them in the Indentures.

Section 402. This Instrument and the resignation, appointment and acceptance effected hereby shall be effective as of the close of business on the date first above written, upon the execution and delivery hereof by each of the parties hereto; provided, however, that the resignation of the Resigning Trustee and the appointment of the Successor Trustee as Registrar and Paying Agent under the Indentures shall be effective upon the latest of: (a) 10 business days after the date first above written; (b) receipt by The Depository Trust Company (“DTC”) of both the Resigning Trustee’s transfer agency change notice and the Successor Trustee’s transfer agency change notice and (c) the second business day following receipt by the Successor Trustee of the Certified Holders List.

Section 403. Notwithstanding the resignation of the Resigning Trustee effected hereby, the Company shall remain obligated under Section 7.07 of the Indentures to compensate, reimburse and indemnify the Resigning Trustee in connection with its prior Trusteeship under the Indentures. Pursuant to Section 7.07 of each of the Indentures, the Company also acknowledges and reaffirms its obligations to the Successor Trustee set forth in Section 7.07 of each of the Indentures, which obligations shall survive the execution hereof.

Section 404. This Instrument shall be governed by and construed in accordance with the laws of the jurisdiction that govern the Indentures and their construction.

Section 405. This Instrument may be executed in any number of counterparts each of which shall be an original, but such counterparts shall together constitute but one and the same instrument.

Section 406. All notices, whether faxed or mailed, will be deemed received when sent pursuant to the following instructions:

TO THE RESIGNING TRUSTEE:

Wells Fargo Bank, National Association
Corporate Trust Services
625 Marquette Avenue
MAC N9311-110
Minneapolis, Minnesota 55479
Attention: Julie J. Becker
Tel: (612) 316-4772

Fax: (612) 667-9825

email: julie.j.becker@wellsfargo.com

TO THE SUCCESSOR TRUSTEE:

Wilmington Trust Company

Rodney Square North

1100 North Market Street

Wilmington, Delaware 19890-0001

Attn: Suzanne MacDonald, Corporate Trust Administration

Tel: (302) 636-6530

Fax: (302) 636-64149

email: SmacDonald@WilmingtonTrust.com

With a copy to:

Arent Fox LLP
1675 Broadway
New York, New York 10019
Attn: Andrew I. Silfen, Esq.
Tel: (212) 484-3903
Fax: (212) 484-3990
email: silfen.andrew@arentfox.com

TO THE COMPANY:

TOUSA, Inc.
4000 Hollywood Blvd., Ste. 500N

Hollywood, FL 33021

Attn: Treasurer

(Tel) 954-364-4000

(Fax) 954-364-4010

[Remainder of this page left intentionally blank]

IN WITNESS WHEREOF, the parties hereto have caused this Instrument of Resignation, Appointment and Acceptance to be duly executed as of the day and year first above written.

TOUSA, INC.

By	/s/ Russell Devendorf

Name: Russell Devendorf

Title: Vice President, Treasurer and Secretary

WELLS FARGO BANK, NATIONAL

ASSOCIATION, solely as Resigning Trustee

By	/s/ Julie J. Becker

Name: Julie J. Becker Title: Vice President

WILMINGTON TRUST COMPANY, solely as Successor Trustee

By	/s/ Suzanne J. MacDonald

Name: Suzanne J. MacDonald Title: Vice President

EXHIBIT A

Documents to be delivered to the Successor Trustee:

1. Executed copy of the Indentures.

2.	Representative copies of all Securities in each series of Notes issued pursuant to the Indentures.

3. File of closing documents.

4.	Copies of the most recent of each of the SEC reports, if any, delivered by the Company pursuant to the Indentures.

5.	A copy of the most recent Compliance Certificate, if any, delivered pursuant to the Indentures.

6.	Certified List of Holders of the Securities as of the effective date of this Instrument, certificate detail and all “stop transfers” and the reason for such “stop transfers” (or, alternatively, if there are a substantial number of registered Holders, the computer tape reflecting the identity, address, tax identification number and detailed holdings of each such Holder).

7.	Copies of any official notices sent by the Trustee to all Holders pursuant to the terms of the Indentures during the past twelve months.

8. Notes debt service records.

9. Trust account statements for a one-year period preceding the date of this Instrument.

10. All unissued Notes inventory or DTC FAST held global certificates.

11. Such other documents as the Successor Trustee may reasonably require in order to transfer the appointment to it.

EXHIBIT B

Notice to Holders of Technical Olympic USA, Inc. (n/k/a TOUSA, Inc.)
9% Senior Notes due 2010 (the “Notes”), Cusip No. ____________*

We hereby notify you of the resignations of Wells Fargo Bank, National Association, as Trustee, Registrar and Paying Agent under the Indenture, dated as of June 25, 2002 (the “Indenture”) pursuant to which your Notes were issued and are outstanding.

The Company has appointed Wilmington Trust Company, whose corporate trust office is located at Rodney Square North, 1100 North Market Street, Wilmington, Delaware 19890-0001, as successor Trustee, Registrar and Paying Agent under the Indenture, which appointment has been accepted and has become effective.

WILMINGTON TRUST COMPANY, solely as successor Trustee

Date:      , 2007

*No representation is made as to the correctness of the cusip number either as provided on the notes or as contained herein.

Notice to Holders of Technical Olympic USA, Inc. (n/k/a TOUSA, Inc.)
9% Senior Notes due 2010 (the “Notes”), Cusip No. ____________*

We hereby notify you of the resignations of Wells Fargo Bank, National Association, as Trustee, Registrar and Paying Agent under the Indenture, dated as of February 3, 2003 (the “Indenture”) pursuant to which your Notes were issued and are outstanding.

The Company has appointed Wilmington Trust Company, whose corporate trust office is located at Rodney Square North, 1100 North Market Street, Wilmington, Delaware 19890-0001, as successor Trustee, Registrar and Paying Agent under the Indenture, which appointment has been accepted and has become effective.

WILMINGTON TRUST COMPANY, solely as successor Trustee

Date:      , 2007

*No representation is made as to the correctness of the cusip number either as provided on the notes or as contained herein.

Notice to Holders of Technical Olympic USA, Inc. (n/k/a TOUSA, Inc.)
8 1/4% Senior Notes due 2011 (the “Notes”), Cusip No. ____________*

We hereby notify you of the resignations of Wells Fargo Bank, National Association, as Trustee, Registrar and Paying Agent under the Indenture, dated as of April 12, 2006 (the “Indenture”) pursuant to which your Notes were issued and are outstanding.

The Company has appointed Wilmington Trust Company, whose corporate trust office is located at Rodney Square North, 1100 North Market Street, Wilmington, Delaware 19890-0001, as successor Trustee, Registrar and Paying Agent under the Indenture, which appointment has been accepted and has become effective.

WILMINGTON TRUST COMPANY, solely as successor Trustee

Date:      , 2007

*No representation is made as to the correctness of the cusip number either as provided on the notes or as contained herein.